Convertible Note Payable	9 Months Ended
Sep. 30, 2022
Debt Disclosure [Abstract]
Convertible Note Payable

Note 3 – Convertible Note Payable

Effective April 1, 2015, the Company executed a convertible promissory note (the “Note”) in the principal amount of $51,270 in favor of Clifford Neuman, the Company’s legal counsel, representing accrued and unpaid fees for past legal services. The Note was unsecured and accrued interest at the rate of 6% per annum, compounded quarterly, and was due on demand. The principal and accrued interest due under the Note was convertible, at the option of the holder, into shares of the Company’s common stock.

On April 24, 2020, the Company agreed to reduce the conversion price from $0.0735 per share to $0.021 per share. All other terms of the convertible note remain unchanged, and therefore did not change the cash flows of the note. The Company determined the transaction was considered an extinguishment because of the change in conversion price in which no gain or loss was recorded according to ASC 470-50. However, because the conversion price was reduced below the $0.03 market value on the date of the change, a beneficial conversion feature resulted from the price reduction in the amount of $21,973, which was accounted for as a discount to the debt and a corresponding increase in additional paid in capital. The debt discount is being amortized on a straight-line basis over one year to interest expense. A total of $7,324 was amortized to interest expense during the nine months ended September 30, 2021, no interest in 2022.

On November 30, 2021, the Company received a notice of conversion of the Note with a principal balance of $51,270 and a conversion price of $0.021. On December 3, 2021, a total of 2,441,476 shares of Common Stock were issued. An additional 1,026,204 shares were issued for $21,550 of accrued interest on the same Note.